UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Bremer Financial Corporation
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-18342 (Commission File Number)	41-0715583 (I.R.S. Employer Identification No.)

445 Minnesota St., Suite 2000, St. Paul MN (Address of principal executive offices)	55101-2107 (Zip Code)

(651)227-7621
(Registrant's telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Bremer Financial Corporation (the “Company”) under the Exchange Act or the Securities Act of 1933, as amended.

Item 2.02	Results of Operations and Financial Condiiton.

On October 25, 2005, Bremer Financial Corporation issued a press release reporting on its results of operations and balance sheet for the quarter ended September 30, 2005. Attached hereto as Exhibit 99.1 is a copy of the press release, which is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits: The following exhibit is furnished with this Current Report on Form 8-K:

99.1 Press release of Bremer Financial Corporation dated October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date October 25, 2005	Bremer Financial Corporation

By:	/s/Stan K. Dardis Stan K. Dardis President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release of Bremer Financial Corporation dated October 25, 2005.